UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08203

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Item 1: Report to Shareholders

Diversified Small-Cap Growth Fund	June 30, 2009

The views and opinions in this report were current as of June 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Small-cap growth stocks rose strongly in the first half of 2009, despite a sharp decline at the beginning of the year that followed particularly painful results in 2008. Investor sentiment improved dramatically starting in early March amid signs that the economy—which is in one of the deepest recessions since the Great Depression—was in the process of bottoming and that government measures to stabilize the banks and the financial markets were starting to work.

Your fund returned 10.13% in the first six months of 2009. As shown in the Performance Comparison table, the fund trailed the unmanaged MSCI U.S. Small Cap Growth Index and its Lipper peer group index.

In the last six months, fund performance relative to the MSCI index was hurt by our focus on reasonably valued companies with good cash flow characteristics and other favorable financial attributes—a defensive stance we discussed in our previous shareholder letter. This approach was not well rewarded since companies with less-favorable fundamentals and stocks with high price/earnings (P/E) ratios paced the market’s rally. Specifically, our stock selection in information technology and consumer discretionary, two of the best-performing small-cap growth sectors in the first half of the year, limited our gains. Our consumer staples holdings also hurt relative results. On the plus side, good stock selection in the robust telecommunication services sector and in the sluggish industrials and business services sector worked to our advantage. As usual, sector allocations had little impact on our relative results, as our allocations are very similar to those of the MSCI benchmark.

MARKET ENVIRONMENT

The U.S. economy is currently in one of the longest and deepest recessions since the Great Depression. The economy shrank at an annualized rate of more than 5% in the fourth quarter of 2008 and in the first quarter of 2009. Consumer spending, stock prices, and home values have declined; national unemployment increased to 9.5% by the end of our reporting period; and weakened financial institutions have significantly curtailed lending to preserve capital and avoid additional loan-related losses. While the economy appears to be in the process of bottoming, we anticipate economic weakness will persist for at least a few more months.

Equities plunged in the first two months of the year, extending last year’s deep losses as economic and corporate earnings prospects continued to darken. However, stocks rebounded sharply starting in early March as the federal government and its agencies took extraordinary actions to stabilize and restore confidence in the economy and financial system. Examples include a huge fiscal stimulus package passed by Congress and signed by President Obama; a Treasury Department plan to help private investors buy distressed assets from banks; “stress tests” conducted by the Treasury to determine if major banks needed to raise additional capital to avoid insolvency; and the Federal Reserve’s plan to purchase Treasuries, agency debt, and agency mortgage-backed securities to help the mortgage lending and housing markets. As the period progressed, investors were encouraged that some measures of the economy were getting worse at a slower rate than earlier in the year—a possible prelude to an economic upturn.

Small-cap shares narrowly lagged their large-cap peers in the first half of 2009. The large-cap S&P 500 Index returned 3.16% versus 2.64% for the small-cap Russell 2000 Index. As measured by various Russell indexes, growth stocks fared significantly better than value across all market capitalizations. Since reaching their lows in early March, major U.S. stock indexes have jumped roughly 30% to 50% through June 30, 2009. However, investors’ losses remain deep as the major indexes are about 35% to 40% below their 2007 highs.

Sector performance in the small-cap growth universe, as measured by the MSCI U.S. Small Cap Growth Index, was widely mixed in the first half of the year. Information technology shares produced powerful returns because technology spending has not been as weak as previously expected and investors were drawn to companies with strong balance sheets, low debt levels, and attractive valuations. Consumer discretionary stocks also did very well amid hopes that an economic recovery will begin soon and encourage consumers to increase their spending on nonessentials. Utilities and health care stocks underperformed with mild gains, as investors sought riskier investments with greater return potential as well as cyclical shares that could benefit from an economic recovery. Industrials and business services fell moderately, hobbled by continuing economic weakness. Financials fell slightly as brisk second-quarter gains mostly offset their deep first-quarter losses.

PORTFOLIO REVIEW

Before we discuss the portfolio’s performance in detail, we would like to welcome new shareholders to the fund and thank our longer-term investors for their continued support. We, like you, are pleased to see the market’s improved performance in the last few months, though investors’ losses in the last two years have been significant and near-term uncertainty about the economy and the markets remains high. We remain committed to our strategy and investment process. We believe these will help us navigate through what could be an extended period of anemic market performance and provide patient investors with long-term capital growth:

• We favor companies that have a high return on capital and use cash flows wisely in a manner that benefits shareholders. We prefer companies that generate substantial free cash flow.

• We seek companies with good earnings quality and sustainable growth characteristics.

• We look for companies with attractive valuations relative to other firms in the same industry and relative to the small-cap growth universe as a whole. We like companies with reasonable valuations relative to their earnings and sales growth rates.

While our stock selection is based on a quantitative model, we do take into consideration the fundamental research done by T. Rowe Price’s equity analysts. In constructing the portfolio, we usually do not make big sector bets, but occasionally we will overweight or underweight certain sectors based on our analysis. In general, sector allocations will be fairly consistent with those of the MSCI benchmark, as shown in the table on page 5.

Our strategy is to try to outperform our benchmark by owning a large number of good stocks instead of making large investments in a small number of stocks. The portfolio usually holds approximately 300 to 320 names, with very few positions representing 1% or more of the fund’s net assets. This level of diversification should help manage the risk of investing in small-cap growth stocks. Cash reserves are a drag on long-term performance in a rising market, so we intend to keep our cash position low. Trading is another cost that reduces returns, so we trade electronically and in low-cost venues when possible.

Our holdings in the information technology sector—the largest sector represented in the fund and its MSCI benchmark—produced very strong returns in absolute terms, led by software and semiconductor-related stocks. As mentioned earlier, however, our technology holdings did not perform as well as those represented in our benchmark, which limited our gains. Our IT services companies were mostly mediocre. For example, NCI, a stable provider of technology services to various U.S. government agencies, failed to participate in the rally that lifted many of its competitors. One major disappointment was merchant processor Heartland Payment Systems, which tumbled following news that a security breach within the payment process compromised some consumer records. We retained our investment in the stock because we believe companies involved in the electronic payments process have excellent growth prospects as credit and debit cards supplant cash. Among electronic equipment makers, infrared camera maker FLIR Systems plunged after warning that its earnings could be weaker in 2009. In the communications equipment industry, low exposure to Brocade Communications Systems, which soared on strong earnings and strong demand for its products, hurt our relative performance. Another disappointing holding was Comtech Telecommunications, which designs services for telecom systems. Though global economic weakness has reduced technology spending, Comtech has been showing impressive operating results and has won several large contracts in the last few months. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Consumer discretionary stocks in the small-cap growth universe performed quite well in the first half of the year. In our portfolio, specialty retailers Aeropostale and Gymboree produced strong returns. Unfortunately, our emphasis on diversified consumer services companies hurt our relative performance. For-profit education companies, which tend to do well during economic downturns because people seek to enhance their career prospects, generally lagged when stocks rallied sharply in the last few months. DeVry was one of our weakest holdings in the entire portfolio. Some of our restaurant stocks did fairly well, but Burger King Holdings detracted from our results. The company reported weaker-than-expected fiscal second-quarter profits and reduced earnings expectations for the full calendar year.

Health care stocks tend to hold up well in an economic downturn, as health care needs are constant, not cyclical. But health care stocks trailed somewhat as the market rallied in the last few months, in part because of uncertainty about government health care reform proposals. Nevertheless, our health care stocks in aggregate produced positive returns in the last six months. Life sciences tools and services companies did much better than other health care industries, primarily due to strength in shares of Illumina and Life Technologies. Illumina provides systems that help researchers analyze people’s genes; some of the company’s largest customers are government agencies and pharmaceutical researchers. Life Technologies is a global biotechnology tools company whose services help researchers with their medical research. Pharmaceuticals lagged the most, with Medicines Company among our weakest holdings in the entire portfolio. Shares fell after its new anticlotting drug Cangrelor failed a trial for percutaneous intervention procedures.

Industrials and business services stocks fared poorly in the small-cap growth universe, declining in the last six months as an economic recovery remained elusive. However, good stock selection and low exposure to the airline industry helped our performance relative to the MSCI benchmark. Most underlying industries fell slightly, but we had a few strong performers. For example, machinery stocks Chart Industries and Middleby produced excellent returns. Among commercial services and supply companies, IHS and Copart also held up well.

Stocks in the telecommunication services sector, which is one of the smallest segments in the small-cap growth universe, performed very well in the last six months. Our holdings fared even better than those represented in our MSCI benchmark, which helped our relative performance. Our investments in wireless telecommunication companies, such as tower operators and service providers, performed well as telecom spending for providing wireless data services has remained robust despite the weak economy. One of our top contributors to fund performance in the last six months was tower operator SBA Communications. Service provider Leap Wireless International also did well.

In aggregate, our holdings in the financials sector detracted slightly from the fund’s absolute performance. Our insurance companies and commercial banks sagged, led by StanCorp Financial Group and Pinnacle Financial Partners, respectively. On the plus side, our capital markets companies did best, led by Affiliated Managers Group. Shares were hammered late last year as investors worried the firm would not be able to refinance or service its considerable debt load, but those concerns faded in the last six months as the credit and financial markets improved.

OUTLOOK

The stock market’s powerful rally since early March is a strong sign that we may have passed the bottom in the economic and market downturns. Equities were sold indiscriminately in early 2009 as investors anticipated a depression scenario. The sharp recovery was led by stocks with high growth expectations, many of which have recovered to levels last seen in October 2008.

The unprecedented stimulus provided by governments worldwide has helped to stabilize the financial markets. The high rate of U.S. economic decline in the fourth quarter of 2008 and the first quarter of 2009 seems to have moderated, and stimulus spending should help the economy as the year progresses. However, the economy is still shrinking, and any recovery is likely to be weaker than the ones that followed previous recessions. Corporate earnings may remain under pressure and could take several years to reach new highs.

We are concerned by the large increase in government deficits, which could hurt long-term economic growth. On the other hand, many firms, particularly those in the financials sector, have been repairing their balance sheets. Similarly, we have seen an increase in the household savings rate. This could have some long-term benefits, but if this is a permanent shift in consumer behavior and if the rate of unemployment remains high, future consumer spending growth could be low.

Small-cap stocks have outperformed large-caps since the market bottomed in early March—a pattern seen in previous market recoveries. We expect small-caps to lose momentum relative to large-caps in the second half of the year because their valuations are not as attractive as they were at previous market bottoms. Within the small-cap universe, growth stocks seem less expensive than value, but the valuation gap is closing.

In terms of sectors, traditional growth-oriented segments such as information technology should benefit from an economic recovery. Equities in some underperforming sectors have become attractive as investors have chased high-risk stocks with outsized gains in the last few months. Also, we believe stocks in sectors that have been hurt by the uncertainty created by the government’s reform proposals, such as health care, should provide intriguing opportunities.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Sudhir Nanda
Chairman of the fund’s Investment Advisory Committee

July 23, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of smaller companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

Lipper indexes: Consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

MSCI U.S. Small Cap Growth Index: Tracks the performance of domestic small-cap growth stocks as defined by MSCI.

Price/earnings (P/E) ratio: A ratio that shows the “multiple” of earnings at which a stock is selling. It is calculated by dividing a stock’s current price by its current earnings per share. For example, if a stock’s price is $60 per share and the issuing company earns $2 per share, the P/E ratio is $60/$2, or 30.

Russell 2000 Growth Index: Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index: Tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Stock Index: Tracks the stocks of 500 primarily large U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 6/30/09‡	Year Ended 12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡	12/31/04
NET ASSET VALUE						
Beginning of period	$ 8.59	$ 14.25	$ 14.48	$ 14.01	$ 12.68	$ 11.50
Investment activities						
Net investment loss	(0.04) (1)	(0.10) (1)	(0.10) (1)	(0.14) (1)	(0.11) (1)	(0.12) (1)
Net realized and unrealized gain (loss)	0.91	(5.10)	1.42	0.61	1.44	1.30
Total from investment activities	0.87	(5.20)	1.32	0.47	1.33	1.18
Distributions						
Net realized gain	–	(0.46)	(1.55)	–	–	–
NET ASSET VALUE						
End of period	**$ 9.46**	**$ 8.59**	**$ 14.25**	**$ 14.48**	**$ 14.01**	**$ 12.68**
Ratios/Supplemental Data						
Total return(2)	**10.13%**(1)	**(36.28)%**(1)	**9.35%**(1)	**3.35%**(1)	**10.49%**(1)	**10.26%**(1)
Ratio of total expenses to average net assets	1.25%(1)(3)	1.25%(1)	1.25%(1)	1.25%(1)	1.25%(1)	1.25%(1)
Ratio of net investment loss to average net assets	(0.83)%(1)(3)	(0.84)%(1)	(0.63)%(1)	(1.01)%(1)	(0.83)%(1)	(0.99)%(1)
Portfolio turnover rate	13.4%	30.2%	47.2%	39.1%	29.4%	26.4%
Net assets, end of period (in thousands)	$ 63,823	$ 56,123	$ 87,648	$ 88,952	$ 87,159	$ 82,582

‡ Per share amounts calculated using average shares outstanding method.

(1) Excludes expenses in excess of a 1.25% contractual expense limitation in effect through 4/30/10 and includes repayment of previously waived expenses.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 99.3%		
CONSUMER DISCRETIONARY 15.7%		
Auto Components 0.2%		
Gentex	8,700	101
		101
Distributors 0.3%		
LKQ (1)	12,000	197
		197
Diversified Consumer Services 2.2%		
American Public Education (1)	4,000	158
Brinks Home Security (1)	6,500	184
Capella Education (1)	4,000	240
DeVry	2,100	105
ITT Educational Services (1)	2,900	292
Matthews International, Class A	6,700	209
Steiner Leisure (1)	6,300	192
		1,380
Hotels, Restaurants & Leisure 3.3%		
Burger King	10,700	185
CEC Entertainment (1)	4,800	141
Chipotle Mexican Grill, Class B (1)	3,800	265
Choice Hotels International	5,300	141
Panera Bread, Class A (1)	4,500	224
PF Chang's China Bistro (1)	6,200	199
Red Robin Gourmet Burgers (1)	8,700	163
The Cheesecake Factory (1)	16,000	277
WMS Industries (1)	15,600	492
		2,087

Guess	7,300	188
Gymboree (1)	12,400	440
Hibbett Sports (1)	8,300	149
J. Crew (1)	3,000	81
Office Depot (1)	28,200	129
The Children's Place (1)	5,500	145
TSC (1)	7,500	310
Zumiez (1)	3,000	24
		2,287
Textiles, Apparel & Luxury Goods 2.0%		
Deckers Outdoor (1)	2,300	162
Fossil (1)	6,675	161
Hanesbrands (1)	11,400	171
Iconix Brand (1)	9,000	138
Phillips-Van Heusen	11,800	339
Warnaco (1)	9,600	311
		1,282
Total Consumer Discretionary		9,988
CONSUMER STAPLES 3.0%		
Beverages 0.3%		
Boston Beer, Class A (1)	6,100	180
		180
Food Products 0.5%		
American Italian Pasta, Class A (1)	5,600	163
Flowers Foods	6,800	149
		312
Household Products 0.4%		
Church & Dwight	5,300	288
		288

Personal Products 1.8%		
Alberto Culver	12,500	318
Chattem (1)	5,600	381
Herbalife	7,800	246
NBTY (1)	6,900	194
		1,139
Total Consumer Staples		1,919
ENERGY 5.9%		
Energy Equipment & Services 3.2%		
Atwood Oceanics (1)	7,800	194
Complete Production Services (1)	18,200	116
Core Laboratories	5,000	436
Dawson Geophysical (1)	2,700	80
Dresser-Rand (1)	3,400	89
Gulf Island Fabrication	6,300	100
Helmerich & Payne	2,400	74
ION Geophysical (1)	18,200	47
Oceaneering International (1)	4,600	208
Oil States International (1)	12,300	298
Superior Energy (1)	13,700	236
TETRA Technologies (1)	14,200	113
Unit (1)	2,000	55
		2,046
Oil, Gas & Consumable Fuels 2.7%		
Arena Resources (1)	5,100	163
Bill Barrett (1)	6,200	170
Cabot Oil & Gas	2,100	64
Comstock Resources (1)	10,200	337
Concho Resources (1)	11,400	327
Foundation Coal	5,700	160
Frontier Oil	3,500	46

Diversified Financial Services 0.9%		
Interactive Brokers, Class A (1)	10,200	158
MSCI, Class A (1)	16,100	394
		552
Insurance 1.7%		
AmTrust Financial Services	10,400	118
HCC Insurance	13,700	329
Max Capital	7,100	131
Navigators (1)	3,400	151
RLI	4,100	184
StanCorp Financial	6,000	172
		1,085
Real Estate Investment Trusts (REITs) 0.5%		
PS Business Parks, REIT	1,800	87
Taubman Centers, REIT	9,400	252
		339
Real Estate Management & Development 0.2%		
Forest City Enterprises, Class A	12,500	83
Jones Lang LaSalle	1,900	62
		145
Thrifts & Mortgage Finance 0.2%		
Dancers Bancorp	7,600	102
		102
Total Financials		4,782
HEALTH CARE 19.2%		
Biotechnology 5.2%		
Acorda Therapeutics (1)	4,100	116
Alexion Pharmaceutical (1)	10,800	444
Alkermes (1)	12,500	135

Allos Therapeutics (1)	4,900	41
Alnylam Pharmaceuticals (1)	2,900	65
Amicus Therapeutics (1)	1,200	14
Array BioPharma (1)	6,100	19
BioMarin Pharmaceutical (1)	15,200	237
Cepheid (1)	7,100	67
Cubist Pharmaceuticals (1)	7,700	141
Human Genome Sciences (1)	14,900	43
Idenix Pharmaceuticals (1)	2,900	11
Incyte (1)	39,800	131
InterMune (1)	4,800	73
Isis Pharmaceuticals (1)	2,600	43
Lexicon Pharmaceuticals (1)	13,700	17
Martek Biosciences (1)	4,000	85
Medarex (1)	11,900	99
Momenta Pharmaceuticals (1)	4,000	48
Myriad Genetics (1)	8,400	299
ONYX Pharmaceuticals (1)	7,700	218
OSI Pharmaceuticals (1)	7,900	223
PDL Biopharma	12,700	100
Pharmasset (1)	2,200	25
Regeneron Pharmaceuticals (1)	10,300	184
Rigel Pharmaceuticals (1)	1,600	19
Seattle Genetics (1)	7,000	68
Senomyx (1)	12,500	26
Theravance (1)	5,300	78
United Therapeutics (1)	2,800	233
		3,302

Health Care Equipment & Supplies 3.9%

American Medical (1)	13,000	205
ArthroCare (1)	5,900	64
Edwards Lifesciences (1)	4,200	286
Gen-Probe (1)	7,500	322

Health Care Technology 0.8%		
Cerner (1)	4,300	268
MedAssets (1)	7,300	142
Phase Forward (1)	5,300	80
Vital Images (1)	4,400	50
		540
Life Sciences Tools & Services 3.6%		
Bio-Rad Laboratories, Class A (1)	2,400	181
Dionex (1)	2,000	122
eResearch Technology (1)	11,300	70
Exelixis (1)	16,100	78
Illumina (1)	12,500	487
Life Technologies (1)	7,100	296
Mettler-Toledo International (1)	6,800	525
Parexel International (1)	9,700	140
Techne	4,000	255
Varian (1)	3,600	142
		2,296
Pharmaceuticals 1.0%		
Cadence Pharmaceuticals (1)	6,700	67
Medicines (1)	13,400	112
Myriad Pharmaceuticals (1)	2,100	10
Valeant Pharmaceuticals (1)	11,300	291
ViroPharma (1)	8,100	48
Xenoport (1)	5,200	120
		648
Total Health Care		12,263
INDUSTRIALS & BUSINESS SERVICES 15.9%		
Aerospace & Defense 1.4%		
Alliant Techsystems (1)	1,800	148

Esterline Technologies (1)	5,700	154
HEICO, Class A	3,000	88
Teledyne Technologies (1)	7,700	252
Transdigm (1)	7,700	279
		921
Air Freight & Logistics 0.9%		
Hub, Class A (1)	13,000	268
UTi Worldwide (1)	26,000	297
		565
Airlines 0.4%		
Allegiant Travel (1)	5,400	214
SkyWest	5,300	54
		268
Commercial Services & Supplies 2.3%		
American Ecology	4,700	84
Brinks	5,900	171
Cenveo (1)	17,500	74
Clean Harbor (1)	3,800	205
Copart (1)	4,500	156
HIS, Class A (1)	4,400	219
Rollins	7,600	132
Waste Connections (1)	16,350	424
		1,465
Construction & Engineering 0.6%		
Dycom Industries (1)	7,100	79
Quanta Services (1)	11,992	277
Tutor Perini (1)	2,900	50
		406
Electrical Equipment 2.0%		
Acuity Brands	11,200	314

AMETEK	5,300	183
II-VI (1)	11,300	251
Thomas & Betts (1)	7,400	214
Woodward Governor	15,200	301
		1,263
Machinery 4.3%		
Actuant, Class A	28,000	342
Bucyrus International, Class A	3,100	89
Chart Industries (1)	10,600	193
Gardner Denver Machinery (1)	12,000	302
Graco	9,100	200
IDEX	10,600	260
Kennametal	4,800	92
Middleby (1)	5,600	246
Nordson	5,400	209
Robbins & Myers	5,500	106
Toro	9,700	290
Valmont Industries	1,600	115
Wabtec	8,600	277
		2,721
Marine 0.5%		
Horizon Lines, Class A	9,400	36
Kirby (1)	7,800	248
		284
Professional Services 1.8%		
Administaff	5,200	121
Exponent (1)	3,300	81
Heidrick & Struggles International	4,200	77
Huron Consulting (1)	5,200	240
Korn/Ferry (1)	5,100	54
Resources Connection (1)	20,300	349

Computers & Peripherals 0.2%		
Synaptics (1)	3,500	135
		135
Electronic Equipment, Instruments & Components 2.2%		
Anixter International (1)	4,900	184
Cyberoptics (1)	20,800	119
Dolby Laboratories, Class A (1)	10,300	384
FLIR (1)	6,200	140
Itron (1)	4,500	248
Rofin-Sinar Technology (1)	6,400	128
Trimble Navigation (1)	5,500	108
TTM Technologies (1)	13,600	108
		1,419
Internet Software & Services 2.6%		
Art Technology (1)	21,500	82
Digital River (1)	10,100	367
J2 Global Communications (1)	11,600	262
Mercadolibre (1)	3,900	105
Omniture (1)	8,843	111
Perficient (1)	16,700	117
Sina (1)	7,400	218
Taleo, Class A (1)	14,700	268
ValueClick (1)	14,300	150
		1,680
IT Services 4.6%		
CACI International, Class A (1)	4,800	205
CyberSource (1)	20,500	314
Genpact (1)	10,212	120
Global Payments	11,100	416
Heartland Payment	5,100	49
Man Tech International, Class A (1)	2,900	125

NCI, Class A (1)	18,900	575
Neustar, Class A (1)	7,000	155
Perot, Class A (1)	20,500	294
SRA International, Class A (1)	7,300	128
TeleTech (1)	12,100	183
TNS (1)	11,100	208
Wright Express (1)	5,400	137
		2,909

Semiconductor & Semiconductor Equipment 5.6%

Advanced Energy Industries (1)	18,400	165
Cabot Microelectronics (1)	3,600	102
Cohu	9,600	86
Cymer (1)	8,400	250
Cypress Semiconductor (1)	4,000	37
Diodes (1)	7,300	114
FEI (1)	6,900	158
Formfactor (1)	6,600	114
Intersil, Class A	9,800	123
Micrel	20,300	149
Microsemi (1)	21,500	297
ON Semiconductor (1)	64,900	445
Pericom Semiconductor (1)	7,800	66
PMC-Sierra (1)	27,800	221
Semtech (1)	18,500	294
Silicon Laboratories (1)	10,200	387
Standard Microsystems (1)	2,200	45
Varian Semiconductor Equipment (1)	14,825	356
Veeco (1)	6,800	79
Verigy (1)	7,500	91
		3,579

Software 7.8%

Actuate (1)	24,200	116

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Diversified Small-Cap Growth Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on June 30, 1997. The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities. Further, fund management believes no events have occurred between June 30, 2009 and August 20, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncement On January 1, 2009, the fund adopted Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Adoption of FAS 161 had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. The fund’s investments are summarized by level, based on the inputs used to determine their values. On June 30, 2009, all of the fund’s investments were classified as Level 1.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $9,332,000 and $7,504,000, respectively, for the six months ended June 30, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2009.

In accordance with federal tax regulations, the fund deferred recognition of certain capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $1,125,000 and related to net capital losses realized between November 1 and the fund’s fiscal year-end date.

At June 30, 2009, the cost of investments for federal income tax purposes was $69,869,000. Net unrealized loss aggregated $6,077,000 at period-end, of which $8,914,000 related to appreciated investments and $14,991,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.31% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2009, the effective annual group fee rate was 0.35%.

The fund is also subject to a contractual expense limitation through April 30, 2010. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.25%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2012. Pursuant to this agreement, management fees in the amount of $75,000 were waived during the six months ended June 30, 2009. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $172,000 remain subject to repayment at June 30, 2009.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2009, expenses incurred pursuant to these service agreements were $46,000 for Price Associates, $76,000 for T. Rowe Price Services, Inc., and $4,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 10, 2009, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
 The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds. The Board did not review information regarding profits realized from managing the fund in particular because the fund had not achieved sufficient scale in terms of portfolio asset size to produce meaningful profit margin percentages. The Board concluded that the Manager’s profits from advising T. Rowe Price mutual funds were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including fees waived by the Manager) was below the median for comparable funds, and the fund’s expense ratio was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 20, 2009